Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Alpha Architect US Equity ETF (AAUS)
(the “Fund”)
August 27, 2026
Supplement to the
Summary Prospectus dated May 1, 2026 and
Prospectus and Statement of Additional Information (“SAI”),
each dated February 1, 2026, as previously supplemented

Effective immediately, the Fund is classified as “diversified” within the meaning of the Investment Company Act of 1940. All references to the Fund being “non-diversified” should be disregarded. Additionally, the risk factor entitled “Non-Diversified Fund Risk” in the Summary Prospectus and Prospectus should be disregarded with respect to the Fund.
As a “diversified” fund, the sub-section of the SAI entitled “Trust and Fund Overview — Diversification” now applies to the Fund. Additionally, effective immediately, fundamental investment restriction #8 under the section entitled “Investment Policies and Restrictions” in the SAI shall apply to the Fund.

If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.